Exhibit 21

                      Entity Name                                   State of Formation
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
@Security Broadband Corp.                                                    DE
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1163030 Ontario Ltd.                                                         Canada
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21st Century Communications Partners                                         DE
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ABB MOG-WM, Inc.                                                             CO
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ABB RFL, LLC                                                                 DE
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ABB TS Assets, LLC                                                           DE
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Across Media Networks, L.L.C.                                                DE
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Adcom Information Services, Inc.                                             DE
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Adlink Cable Advertising, LLC                                                DE
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Alabama T. V. Cable, Inc.                                                    AL
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American Cable TV Investors 5, Ltd.                                          CO
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American Microwave & Communications, Inc.                                    MI
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American Televenture of Minersville, Inc.                                    CO
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Ames Cablevision, Inc.                                                       IA
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Arena Ventures, LLC                                                          DE
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ARP Partnership                                                              DE
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At Home Corporation                                                          DE
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AT&T Broadband Phone of Indiana, LLC                                         DE
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AT&T Broadband Phone of Kentucky, LLC                                        DE
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AT&T Wireless Services, Inc.                                                 DE
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Athena Cablevision Corporation of Knoxville                                  TN
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Athena Cablevision of Tennessee and Kentucky, Inc.                           TN
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Athena Realty, Inc.                                                          NV
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Atlantic American Cablevision of Florida, LLC                                FL
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Atlantic American Cablevision, LLC                                           DE
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Atlantic American Holdings, Inc.                                             FL
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Atlantic Cablevision of Florida, Inc.                                        FL
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Australis Media, Ltd.                                                        Australia
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Autobytel.Com Inc.                                                           DE
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Bay Area Interconnect                                                        CA
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Beatrice Cable TV Company                                                    NE
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Bell Canada International (Brazil Canbras) Limited                           BVI
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Bigpipe, Inc.                                                                DE
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Box Office Enterprises, Inc.                                                 CT
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Bresnan Broadband Holdings LLC                                               DE
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Brigand Pictures, Inc.                                                       NY
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BroadNet Austria GmbH                                                        Austria
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BroadNet Belgium S.A.                                                        Belgium
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BroadNet Consorcio, S.A.                                                     Spain
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BroadNet Czech a.s.                                                          Czech Republic
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BroadNet Czech s.r.o.                                                        Czech Republic
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BroadNet Danmark ApS                                                         Denmark
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BroadNet Deutschland GmbH                                                    Germany
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BroadNet Europe SPRL                                                         Belgium
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BroadNet France S.A.S.                                                       France
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BroadNet Hellas S.A.                                                         Greece
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BroadNet Holdings, B.V.                                                      The Netherlands
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BroadNet Hungary Holdings Ltd                                                UK
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BroadNet Ireland Ltd                                                         Ireland
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BroadNet Italy Holdings Ltd                                                  UK
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BroadNet Italy No. 2, Ltd.                                                   Italy
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BroadNet Italy SPA                                                           Italy
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BroadNet Magyarorszag Kft                                                    Hungary
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BroadNet Norge A.S.                                                          Norway
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BroadNet Poland Holdings Ltd                                                 UK
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BroadNet Polska s.p.z.o.o.                                                   Poland
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                                  Page 1 of 22

BroadNet Portugal, S.A.                                                      Portugal
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BroadNet Slovakia s.r.o.                                                     Slovakia
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BroadNet Suisse A.S.                                                         Switzerland
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BroadNet UK Ltd.                                                             UK
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Bulldog Acquisition Company, L.L.C.                                          DE
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Cable Accounting, Inc.                                                       CO
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Cable Adnet Partners                                                         DE
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Cable Enterprises, Inc.                                                      DE
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Cable Network Television, Inc.                                               NV
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Cable Programming Ventures, LLC                                              DE
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Cable Sports Southeast, LLC                                                  DE
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Cable Television Advertising Group, Inc.                                     WY
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Cable Television of Gary, Inc.                                               IN
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Cable TV Fund 12-B, Ltd.                                                     CO
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Cable TV Fund 12-B/C/D Venture                                               CO
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Cable TV Fund 12-C, Ltd.                                                     CO
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Cable TV Fund 12-D, Ltd.                                                     CO
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Cable TV Fund 14-A, Ltd.                                                     CO
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Cable TV Fund 14-B, Ltd.                                                     CO
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Cabletime, Inc.                                                              CO
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Cablevision Associates of Gary Joint Venture                                 IN
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Cablevision Investment of Detroit, Inc.                                      MI
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Cablevision of Arcadia/Sierra Madre, Inc.                                    DE
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Cablevision Systems Corporation                                              DE
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Casco Cable Television, Inc.                                                 ME
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CATV Facility Co., Inc.                                                      CO
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CCC-NJFT, Inc.                                                               CO
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CCF Management Services, Inc.                                                FL
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CCI Management Services, Inc.                                                CA
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Centaur Funding Corporation                                                  Cayman Islands
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Century-TCI California Communications, L.P.
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Century-TCI California, L.P.                                                 DE
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Century-TCI Holdings, LLC                                                    DE
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Channel 3 Everett, Inc.                                                      WA
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Classic Services,  Inc.                                                      DE
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Clearview Partners                                                           PA
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Clinton Cable TV Investors, Inc.                                             MI
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Clinton TV Cable Company, LLC                                                IA
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Coastal Cable TV, Inc.                                                       CT
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Colorado Terrace Tower II Corporation                                        CO
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COM Indiana, LLC                                                             DE
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COM Indianapolis, LLC                                                        DE
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COM Inkster, Inc.                                                            MI
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COM MH, LLC                                                                  DE
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COM South Limited Partnership                                                DE
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COM South, LLC                                                               CO
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COM Sports Holding Company, Inc.                                             DE
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COM Sports Ventures, Inc.                                                    DE
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Com-Cable TV, Inc.                                                           DE
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Comcast 38GHZ, Inc.                                                          DE
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Comcast ABB Business Services, Inc.                                          CO
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Comcast ABB Cablevision IV, Ltd.                                             IA
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Comcast ABB Cablevision V, Inc.                                              IA
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Comcast ABB CSC Holdings, Inc.                                               DE
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Comcast ABB CSC II, Inc.                                                     DE
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Comcast ABB HCI, LLC                                                         IA
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                                  Page 2 of 22

Comcast ABB Holdings I, Inc.                                                 DE
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Comcast ABB Holdings II, Inc.                                                DE
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Comcast ABB LCI, Inc.                                                        DE
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Comcast ABB Management Corporation                                           CO
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Comcast ABB Network Solutions, Inc.                                          CO
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Comcast ABB NOC, LLC                                                         DE
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Comcast ABB Note Consolidation, Inc.                                         DE
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Comcast ABB of Clinton                                                       IA
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Comcast ABB of Georgia II, LLC                                               GA
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Comcast ABB of Kiowa, LLC                                                    CO
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Comcast ABB of Mississippi/Iowa, LLC                                         DE
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Comcast ABB of Ohio/Iowa, Inc.                                               DE
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Comcast ABB of Oregon, Inc.                                                  OR
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Comcast ABB of Payette, Inc.                                                 OR
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Comcast ABB Optionee Payroll, LLC                                            DE
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Comcast ABB Overseas Holdings I, LLC                                         DE
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Comcast ABB Overseas Holdings II, LLC                                        DE
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Comcast ABB Overseas Holdings, Inc.                                          DE
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Comcast ABB USC, LLC                                                         DE
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Comcast Argentina, Inc.                                                      DE
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Comcast ASBC, Inc.                                                           DE
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Comcast Brazil, Inc.                                                         DE
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Comcast BroadNet Payroll Services, Inc.                                      DE
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Comcast Business Communications of Virginia, LLC                             VA
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Comcast Business Communications, Inc.                                        PA
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Comcast Cable Communications Holdings, Inc.                                  DE
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Comcast Cable Communications Management, LLC                                 DE
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Comcast Cable Communications, LLC                                            DE
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Comcast Cable Funding                                                        DE
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Comcast Cable Funding GP, Inc.                                               DE
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Comcast Cable Funding I, Inc.                                                DE
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Comcast Cable Guide, Inc.                                                    DE
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Comcast Cable Holdings, LLC                                                  DE
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Comcast Cable Investors, Inc.                                                DE
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Comcast Cable of Indiana, Inc.                                               DE
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Comcast Cable of Indiana/Michigan/Texas I, LLC                               TX
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Comcast Cable of Maryland, Inc.                                              DE
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Comcast Cable SC Investment, Inc.                                            DE
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Comcast Cable Trust I                                                        DE
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Comcast Cable Trust II                                                       DE
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Comcast Cable Trust III                                                      DE
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Comcast Cablevision Communications, Inc.                                     DE
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Comcast Cablevision of Baltimore City GP, Inc.                               DE
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Comcast Cablevision of Garden State, Inc.                                    DE
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Comcast Cablevision of Philadelphia Area I, LLC                              PA
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Comcast Cablevision of Southeast Michigan, Inc.                              DE
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Comcast Capital Corporation                                                  DE
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Comcast CCH Subsidiary Holdings, Inc.                                        DE
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Comcast Cellular Holding Company, Inc.                                       DE
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Comcast Cellular Holdings Corporation                                        DE
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Comcast CICG GP, Inc.                                                        DE
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Comcast CICG LP, Inc.                                                        DE
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Comcast CICG, L.P.                                                           DE
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Comcast Commercial Services Financing, Inc.                                  DE
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Comcast Commercial Services Group Holdings, LLC                              DE
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Comcast Commercial Services, Inc.                                            DE
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                                  Page 3 of 22

Comcast Concurrent Holdings, Inc.                                            DE
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Comcast Corporate Investments II, Inc.                                       DE
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Comcast Corporate Investments, Inc.                                          DE
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Comcast Corporation Political Action Committee                               PA
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Comcast Corporation Political Action Committee of Maryland                   MD
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Comcast Corporation Political Action Committee-USA                           PA
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Comcast Corporation Trust I                                                  DE
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Comcast Corporation Trust II                                                 DE
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Comcast Corporation Trust III                                                DE
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Comcast Crystalvision, Inc.                                                  DE
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Comcast Data Services, Inc.                                                  DE
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Comcast DC Radio, Inc.                                                       DE
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Comcast Directory Services, Inc.                                             DE
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Comcast DIVA Holdings, Inc.                                                  DE
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Comcast do Brasil Ltda.                                                      Brazil
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Comcast Entertainment Holdings LLC                                           DE
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Comcast Financial Agency Corporation                                         DE
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Comcast Florida Programming Investments, Inc.                                DE
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Comcast Funding I, Inc.                                                      DE
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Comcast Garden State, LLC                                                    DE
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Comcast Gateway Holdings, LLC                                                DE
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Comcast Greater Boston Advertising Holdings, LLC                             DE
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Comcast Hattiesburg Holding Company, Inc.                                    DE
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Comcast HDNet Holdings, Inc.                                                 DE
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Comcast Holdings Corporation                                                 PA
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Comcast Holdings II, LLC                                                     DE
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Comcast Holdings III, LLC                                                    DE
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Comcast Holdings IV, LLC                                                     DE
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Comcast Holdings V, LLC                                                      DE
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Comcast HTS Holdings, Inc.                                                   DE
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Comcast HTS, LLC                                                             DE
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Comcast IAP, Inc.                                                            DE
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Comcast ICG, Inc.                                                            DE
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Comcast In Demand Holdings, Inc.                                             DE
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Comcast Interactive Capital, LP                                              DE
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Comcast International Holdings, Inc.                                         DE
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Comcast Investment Holdings, Inc.                                            DE
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Comcast IP Phone of Pennsylvania, LLC                                        PA
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Comcast IP Phone, Inc.                                                       PA
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Comcast IP Services, LLC                                                     DE
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Comcast ISD, Inc.                                                            DE
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Comcast JR Holdings, Inc.                                                    DE
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Comcast LCP, Inc.                                                            DE
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Comcast Levittown Finance, Inc.                                              DE
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Comcast Life Insurance Holding Company                                       DE
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Comcast LM Investment, Inc.                                                  DE
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Comcast LMDS Communications, Inc.                                            DE
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Comcast Metatv, Inc.                                                         DE
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Comcast MH Holdings, LLC                                                     DE
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Comcast Michigan Holdings, Inc.                                              MI
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Comcast Midwest Management, Inc.                                             DE
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Comcast MO Cable Advertising of Metropolitan Atlanta, LLC                    CO
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Comcast MO Cable News, Inc.                                                  MA
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Comcast MO Capital Corporation                                               CO
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Comcast MO Communications Holding Company, Inc.                              DE
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Comcast MO Delta, Inc.                                                       CO
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                                  Page 4 of 22

Comcast MO Digital Radio, Inc.                                               MA
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Comcast MO Europe, Inc.                                                      CO
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Comcast MO Express Midwest, Inc.                                             OH
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Comcast MO Express of California, Inc.                                       CA
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Comcast MO Express of Florida, Inc.                                          FL
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Comcast MO Express of Illinois, Inc.                                         IL
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Comcast MO Express of New England, Inc.                                      MA
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Comcast MO Express of Virginia, Inc.                                         VA
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Comcast MO Federal Relations, Inc.                                           DE
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Comcast MO Finance Corporation                                               CO
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Comcast MO Finance Trust I                                                   DE
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Comcast MO Finance Trust II                                                  DE
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Comcast MO Finance Trust III                                                 DE
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Comcast MO Finance Trust IV                                                  DE
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Comcast MO Finance Trust V                                                   DE
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Comcast MO Finance Trust VI                                                  DE
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Comcast MO Financial Services Foreign Sales, Inc.           UNITED STATES VIRGIN ISLANDS
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Comcast MO Financial Services, Inc.                                          CO
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Comcast MO Financing A                                                       DE
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Comcast MO Financing B                                                       DE
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Comcast MO Foreign Investments, Inc.                                         CO
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Comcast MO FS Leasing 1995, Inc.                                             CO
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Comcast MO FSC One, Ltd.                                                     Bermuda
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Comcast MO FSC Three, Ltd.                                                   Bermuda
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Comcast MO FSC Two, Ltd.                                                     Bermuda
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Comcast MO Group Funding, Inc.                                               DE
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Comcast MO Group, Inc.                                                       DE
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Comcast MO Holdings I, Inc.                                                  DE
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Comcast MO Holdings II, Inc.                                                 DE
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Comcast MO Information Technology Systems, Inc.                              MA
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Comcast MO Interactive Services, Inc.                                        CO
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Comcast MO Interconnects, Inc.                                               DE
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Comcast MO International Holdings II, Inc.                                   DE
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Comcast MO International Programming, Inc.                                   MA
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Comcast MO International, Inc.                                               CO
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Comcast MO Investments Holdings, Inc.                                        CO
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Comcast MO Investments, Inc.                                                 DE
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Comcast MO Leveraged Lease Partners 1997, LP                                 DE
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Comcast MO Marketing Resources (UK) Limited                                  UK
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Comcast MO of Burnsville/Eagan, Inc.                                         MN
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Comcast MO of Columbia Heights/Hilltop, Inc.                                 MN
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Comcast MO of Costa Mesa, Inc.                                               CA
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Comcast MO of Delaware, LLC                                                  DE
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Comcast MO of Minnesota, Inc.                                                MN
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Comcast MO of Nevada, Inc.                                                   NV
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Comcast MO of North Valley, Inc.                                             CA
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Comcast MO of Quad Cities, Inc.                                              MN
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Comcast MO of Ramsey/Washington, Inc.                                        MN
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Comcast MO of the North Central Suburbs, Inc.                                MN
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Comcast MO of the North Suburbs, Inc.                                        MN
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Comcast MO Racing, Inc.                                                      DE
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Comcast MO Real Estate, Inc.                                                 CO
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Comcast MO SPC I, LLC                                                        DE
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Comcast MO SPC II, LLC                                                       DE
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Comcast MO SPC III, LLC                                                      DE
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                                  Page 5 of 22

Comcast MO SPC IV, LLC                                                       DE
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Comcast MO SPC V, LLC                                                        DE
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Comcast MO SPC VI, LLC                                                       DE
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Comcast MO SPE, Inc.                                                         DE
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Comcast MO Telecommunications Corp.                                          MA
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Comcast MO Telecommunications Corp. of New England                           MA
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Comcast Multicable Media, Inc.                                               DE
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Comcast Nashville Finance                                                    DE
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Comcast Nashville I, L.P.                                                    CA
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Comcast Nashville II, L.P.                                                   CA
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Comcast NCC Holdings I, LLC                                                  DE
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Comcast NCC Holdings II, LLC                                                 DE
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Comcast NCC Holdings III, LLC                                                DE
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Comcast Netherlands, Inc.                                                    DE
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Comcast New Media Development, Inc.                                          PA
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Comcast New Mexico/Pennsylvania Finance, Inc.                                DE
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Comcast Newco 1, Inc.                                                        DE
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Comcast Newco 13, Inc.                                                       DE
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Comcast Newco 15, Inc.                                                       DE
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Comcast Newco 2, Inc.                                                        DE
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Comcast Newco 3, Inc.                                                        DE
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Comcast Newco 4, Inc.                                                        DE
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Comcast Newco 5, Inc.                                                        DE
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Comcast Newco 6, Inc.                                                        DE
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Comcast Newco 7, Inc.                                                        DE
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Comcast Newco 8, Inc.                                                        DE
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Comcast Newco 9, Inc.                                                        DE
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Comcast of Alabama, Inc.                                                     AL
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Comcast of Alameda, Inc.                                                     CA
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Comcast of Arizona, Inc.                                                     CO
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Comcast of Arkansas, Inc.                                                    DE
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Comcast of Avalon, LLC                                                       DE
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Comcast of Baltimore City, Inc.                                              MD
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Comcast of Baltimore City, L.P.                                              CO
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Comcast of Bellevue, Inc.                                                    WA
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Comcast of Boston, Inc.                                                      NY
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Comcast of Brockton, Inc.                                                    DE
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Comcast of Bryant, Inc.                                                      AR
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Comcast of Burlington County, LLC                                            DE
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Comcast of California I, Inc.                                                NV
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Comcast of California I, LLC                                                 DE
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Comcast of California II, Inc.                                               CA
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Comcast of California II, LLC                                                DE
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Comcast of California III, Inc.                                              CA
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Comcast of California III, LLC                                               CO
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Comcast of California IV, Inc.                                               WY
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Comcast of California IX, Inc.                                               CA
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Comcast of California V, Inc.                                                CA
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Comcast of California VI, Inc.                                               CA
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Comcast of California VII, Inc.                                              WA
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Comcast of California VIII, Inc.                                             WA
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Comcast of California X, Inc.                                                CA
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Comcast of California XI, Inc.                                               TN
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Comcast of California XII, Inc.                                              DE
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Comcast of California XIII, Inc.                                             CA
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Comcast of California XIV, LLC                                               DE
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                                  Page 6 of 22

Comcast of California/Colorado, LLC                                          DE
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Comcast of California/Colorado/Florida/Oregon, Inc.                          GA
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Comcast of California/Colorado/Illinois/Indiana/Texas, Inc.                  KS
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Comcast of California/Colorado/Texas/Washington, Inc.                        WA
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Comcast of California/Colorado/Washington, LP                                CO
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Comcast of California/Connecticut/Michigan                                   CO
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Comcast of California/Idaho, Inc.                                            ID
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Comcast of California/Illinois, LP                                           CO
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Comcast of California/Massachusetts/Michigan/Utah, Inc.                      DE
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Comcast of California/Ohio/Pennsylvania/Utah/Washington, Inc.                PA
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Comcast of Carolina, Inc.                                                    SC
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Comcast of Celebration, LLC                                                  DE
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Comcast of Central New Jersey, LLC                                           DE
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Comcast of Chesterfield County, Inc.                                         VA
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Comcast of Chicago, Inc.                                                     IL
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Comcast of Clinton                                                           MI
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Comcast of Clinton CT, Inc.                                                  CT
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Comcast of Clinton MI, Inc.                                                  MI
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Comcast of Coconut Creek, Inc.                                               FL
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Comcast of Colorado I, LLC                                                   CO
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Comcast of Colorado II, LLC                                                  CO
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Comcast of Colorado III, LLC                                                 CO
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Comcast of Colorado IV, LLC                                                  DE
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Comcast of Colorado IX, LLC                                                  DE
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Comcast of Colorado V, LLC                                                   CO
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Comcast of Colorado VI, LLC                                                  IA
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Comcast of Colorado VII, LLC                                                 IA
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Comcast of Colorado VIII, LLC                                                TN
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Comcast of Colorado X, LLC                                                   CO
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Comcast of Colorado XI, Inc.                                                 CO
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Comcast of Colorado XII, Inc.                                                MD
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Comcast of Colorado, LP                                                      CO
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Comcast of Colorado/Florida, Inc.                                            WA
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Comcast of Connecticut I, LLC                                                DE
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Comcast of Connecticut II, Inc.                                              CT
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Comcast of Connecticut, Inc.                                                 OK
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Comcast of Contra Costa, Inc.                                                WA
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Comcast of Cupertino, Inc.                                                   CA
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Comcast of Cypress, Inc.                                                     CA
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Comcast of Dallas GP, LLC                                                    DE
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Comcast of Dallas, LP                                                        DE
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Comcast of Danbury, Inc.                                                     DE
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Comcast of Davis County, Inc.                                                UT
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Comcast of Delmarva, Inc.                                                    DE
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Comcast of Detroit                                                           MI
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Comcast of Detroit, Inc.                                                     MI
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Comcast of East San Fernando Valley, LP                                      CO
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Comcast of Eastern Connecticut, Inc.                                         CT
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Comcast of Eastern Shore, Inc.                                               DE
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Comcast of Elkton, Inc.                                                      DE
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Comcast of Everett, Inc.                                                     WA
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Comcast of Flint, Inc.                                                       MI
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Comcast of Florida                                                           WY
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Comcast of Florida I, Inc.                                                   MO
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Comcast of Florida II, Inc.                                                  DE
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Comcast of Florida III, Inc.                                                 MI
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                                  Page 7 of 22

Comcast of Florida, LP                                                       DC
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Comcast of Florida/Georgia                                                   MI
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Comcast of Florida/Illinois/Michigan, Inc.                                   DE
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Comcast of Fort Wayne Limited Partnership                                    IN
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Comcast of Fresno, Inc.                                                      CA
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Comcast of Garden State L.P.                                                 DE
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Comcast of Georgia I, LLC                                                    GA
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Comcast of Georgia, Inc.                                                     CO
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Comcast of Georgia/Massachusetts, Inc.                                       RI
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Comcast of Georgia/Michigan, LP                                              CA
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Comcast of Georgia/South Carolina, Inc.                                      CO
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Comcast of Gloucester County, LLC                                            DE
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Comcast of Greater Florida/Georgia, Inc.                                     FL
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Comcast of Grosse Pointe, Inc.                                               MI
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Comcast of Groton, Inc.                                                      CT
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Comcast of Harbor, Inc.                                                      CA
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Comcast of Harford County, LLC                                               MD
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Comcast of Hopewell Valley, Inc.                                             NJ
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Comcast of Howard County, LLC                                                MD
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Comcast of Illinois I, Inc.                                                  IL
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Comcast of Illinois II, Inc.                                                 KS
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Comcast of Illinois III, Inc.                                                IL
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Comcast of Illinois IV, Inc.                                                 IL
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Comcast of Illinois IX, LLC                                                  DE
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Comcast of Illinois V, Inc.                                                  MD
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Comcast of Illinois VI, Inc.                                                 DE
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Comcast of Illinois VII, Inc.                                                FL
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Comcast of Illinois VIII, LLC                                                DE
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Comcast of Illinois X, LLC                                                   DE
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Comcast of Illinois XI, LLC                                                  DE
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Comcast of Illinois XII, LP                                                  NJ
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Comcast of Illinois XIII, LP                                                 AZ
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Comcast of Illinois/Indiana                                                  FL
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Comcast of Illinois/Indiana/Michigan, Inc.                                   AR
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Comcast of Illinois/Ohio/Oregon, LLC                                         DE
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Comcast of Illinois/Texas, Inc.                                              IL
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Comcast of Illinois/West Virginia, LLC                                       DE
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Comcast of Indiana, LLC                                                      CO
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Comcast of Indiana/Michigan, LLC                                             IA
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Comcast of Indiana/Michigan/Pennsylvania, LLC                                IA
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Comcast of Indiana/Michigan/Texas GP, LLC                                    DE
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Comcast of Indiana/Michigan/Texas, LP                                        DE
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Comcast of Indianapolis, Inc.                                                DE
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Comcast of Indianapolis, L.P.                                                DE
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Comcast of Inkster Limited Partnership                                       MI
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Comcast of Jersey City, LLC                                                  DE
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Comcast of Lakewood, Inc.                                                    CA
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Comcast of Laurel, Inc.                                                      MS
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Comcast of Lawrence, LLC                                                     DE
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Comcast of Levittown, Inc.                                                   DE
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Comcast of Little Rock, Inc.                                                 AR
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Comcast of Lomita, Inc.                                                      CA
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Comcast of Lompoc, LLC                                                       DE
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Comcast of Long Beach Island, LLC                                            DE
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Comcast of Los Angeles County, Inc.                                          CA
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Comcast of Los Angeles, Inc.                                                 CA
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                                  Page 8 of 22

Comcast of Lower Merion, Inc.                                                PA
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Comcast of Macomb County, Inc.                                               MI
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Comcast of Macomb, Inc.                                                      MI
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Comcast of Maine/New Hampshire, Inc.                                         NH
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Comcast of Margate, Inc.                                                     FL
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Comcast of Marianna, Inc.                                                    DE
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Comcast of Marin I, Inc.                                                     CA
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Comcast of Marin II, Inc.                                                    CA
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Comcast of Maryland Limited Partnership                                      MD
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Comcast of Maryland, Inc.                                                    CO
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Comcast of Maryland, LLC                                                     DE
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Comcast of Massachusetts I, Inc.                                             MA
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Comcast of Massachusetts II, Inc.                                            DE
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Comcast of Massachusetts III, Inc.                                           DE
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Comcast of Massachusetts/New Hampshire/Ohio, Inc.                            OH
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Comcast of Massachusetts/Virginia, Inc.                                      VA
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Comcast of Mercer County, LLC                                                DE
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Comcast of Meridian, Inc.                                                    MS
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Comcast of Miami, Inc.                                                       FL
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Comcast of Michigan I, Inc.                                                  VA
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Comcast of Michigan II, Inc.                                                 DE
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Comcast of Michigan III, Inc.                                                DE
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Comcast of Michigan IV, LLC                                                  CO
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Comcast of Michigan, LLC                                                     DE
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Comcast of Middletown, Inc.                                                  DE
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Comcast of Milton, Inc.                                                      MA
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Comcast of Minnesota, Inc.                                                   DE
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Comcast of Minnesota/Wisconsin, Inc.                                         WA
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Comcast of Missouri, Inc.                                                    CO
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Comcast of Monmouth County, LLC                                              DE
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Comcast of Montana I, Inc.                                                   MT
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Comcast of Montana II, Inc.                                                  DE
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Comcast of Montana III, Inc.                                                 OR
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Comcast of Montana/Indiana/Kentucky/Utah                                     CA
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Comcast of Mt. Clemens                                                       MI
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Comcast of Mt. Clemens, Inc.                                                 MI
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Comcast of Muncie, LLC                                                       IN
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Comcast of Muncie, LP                                                        IN
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Comcast of Muskegon                                                          MI
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Comcast of Nashville I, LLC                                                  DE
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Comcast of Nashville II, LLC                                                 DE
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Comcast of Needham, Inc.                                                     DE
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Comcast of New Castle County                                                 DE
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Comcast of New Castle County, LLC                                            DE
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Comcast of New Hampshire, Inc.                                               MD
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Comcast of New Haven, Inc.                                                   CT
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Comcast of New Jersey II, LLC                                                DE
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Comcast of New Jersey, LLC                                                   NJ
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Comcast of New Mexico, Inc.                                                  CO
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Comcast of New Mexico/Pennsylvania, Inc.                                     DE
---------------------------------------------------------------------------------------------------
Comcast of Newhall, Inc.                                                     CA
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Comcast of North Broward, Inc.                                               FL
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Comcast of Northern California I, Inc.                                       CA
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Comcast of Northern California II, Inc.                                      CA
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Comcast of Northern Illinois, Inc.                                           IL
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Comcast of Northern Indiana, Inc.                                            DE
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                                  Page 9 of 22

Comcast of Northwest New Jersey, LLC                                         DE
---------------------------------------------------------------------------------------------------
Comcast of Novato, Inc.                                                      OR
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Comcast of Oakland County, Inc.                                              MI
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Comcast of Ocean County, LLC                                                 DE
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Comcast of Ohio, Inc.                                                        OH
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Comcast of Orange County, Inc.                                               CA
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Comcast of Oregon I, Inc.                                                    OR
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Comcast of Oregon II, Inc.                                                   OR
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Comcast of Paducah, Inc.                                                     KY
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Comcast of Panama City, Inc.                                                 DE
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Comcast of Parkland, Inc.                                                    FL
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Comcast of Pennsylvania                                                      CO
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Comcast of Pennsylvania I, Inc.                                              DE
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Comcast of Pennsylvania II, Inc.                                             CO
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Comcast of Pennsylvania, LLC                                                 DE
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Comcast of Pennsylvania/Washington/West Virginia, LP                         CO
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Comcast of Perry, Inc.                                                       DE
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Comcast of Philadelphia, Inc.                                                PA
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Comcast of Plainfield, LLC                                                   DE
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Comcast of Plano GP, LLC                                                     DE
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Comcast of Plano, LP                                                         DE
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Comcast of Potomac, LLC                                                      DE
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Comcast of Puget Sound, Inc.                                                 WA
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Comcast of Quincy, Inc.                                                      DE
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Comcast of Richardson GP, LLC                                                DE
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Comcast of Richardson, LP                                                    DE
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Comcast of Richmond, Inc.                                                    VA
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Comcast of Sacramento I, LLC                                                 CA
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Comcast of Sacramento II, LLC                                                CA
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Comcast of Sacramento III, LLC                                               CA
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Comcast of San Joaquin, Inc.                                                 WY
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Comcast of San Leandro, Inc.                                                 CA
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Comcast of Santa Cruz, Inc.                                                  CO
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Comcast of Santa Maria, LLC                                                  DE
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Comcast of Shelby, Inc.                                                      MI
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Comcast of Sierra Valleys, Inc.                                              CA
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Comcast of South Central Los Angeles, LLC                                    DE
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Comcast of South Chicago, Inc.                                               IL
---------------------------------------------------------------------------------------------------
Comcast of South Dade, Inc.                                                  FL
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Comcast of South Florida I, Inc.                                             FL
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Comcast of South Florida II, Inc.                                            DE
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Comcast of South Jersey, Inc.                                                NJ
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Comcast of Southeast Pennsylvania, Inc.                                      PA
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Comcast of Southern California, Inc.                                         OR
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Comcast of Southern Illinois, Inc.                                           DE
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Comcast of Southern New England, Inc.                                        MA
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Comcast of St. Paul, Inc.                                                    MN
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Comcast of Sterling Heights, Inc.                                            MI
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Comcast of Tacoma, Inc.                                                      DE
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Comcast of Tallahassee, Inc.                                                 DE
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Comcast of Taylor, LLC                                                       DE
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Comcast of Texas I GP, LLC                                                   DE
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Comcast of Texas I, LP                                                       DE
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Comcast of Texas II GP, LLC                                                  DE
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Comcast of Texas II, LP                                                      DE
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Comcast of Texas, LLC                                                        DE
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                                 Page 10 of 22

Comcast of the District, LLC                                                 DC
---------------------------------------------------------------------------------------------------
Comcast of the Gulf Plains, Inc.                                             DE
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Comcast of the Meadowlands, LLC                                              DE
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Comcast of the South                                                         CO
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Comcast of the South, Inc.                                                   CO
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Comcast of the South, L.P.                                                   DE
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Comcast of the South, LLC                                                    DE
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Comcast of Tualatin Valley, Inc.                                             OR
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Comcast of Tupelo, Inc.                                                      MS
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Comcast of Twin Cities, Inc.                                                 WA
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Comcast of Utah I, Inc.                                                      IN
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Comcast of Utah II, Inc.                                                     LA
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Comcast of Utica, Inc.                                                       MI
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Comcast of Virginia, Inc.                                                    CO
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Comcast of Warren                                                            MI
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Comcast of Warren, Inc.                                                      MI
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Comcast of Wasatch, Inc.                                                     UT
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Comcast of Washington I, Inc.                                                WA
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Comcast of Washington II, Inc.                                               WA
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Comcast of Washington III, Inc.                                              WA
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Comcast of Washington IV, Inc.                                               WA
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Comcast of Washington, LLC                                                   DE
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Comcast of Washington/Oregon                                                 WA
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Comcast of Washington/Oregon SMATV I , LLC                                   DE
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Comcast of Washington/Oregon SMATV II, LLC                                   DE
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Comcast of West Florida, Inc.                                                DE
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Comcast of Western Colorado, Inc.                                            CO
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Comcast of Wildwood, LLC                                                     DE
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Comcast of Willow Grove, Inc.                                                PA
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Comcast of Wisconsin, Inc.                                                   CO
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Comcast of Wyoming I, Inc.                                                   FL
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Comcast of Wyoming II, Inc.                                                  WY
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Comcast of Wyoming, LLC                                                      DE
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Comcast Online Communications Investment Holdings, Inc.                      DE
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Comcast Oxygen Holdings, Inc.                                                DE
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Comcast PC Communications, Inc.                                              DE
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Comcast PC Investments Holdings 6, Inc.                                      DE
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Comcast PC Investments Holdings 7, Inc.                                      DE
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Comcast PC Investments Holdings 8, Inc.                                      DE
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Comcast PC Investments Holdings 9, Inc.                                      DE
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Comcast PC Investments, Inc.                                                 DE
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Comcast Phone Management, Inc.                                               DE
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Comcast Phone of California, LLC                                             DE
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Comcast Phone of Colorado, LLC                                               DE
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Comcast Phone of Connecticut, Inc.                                           CO
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Comcast Phone of Florida, LLC                                                DE
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Comcast Phone of Georgia, LLC                                                CO
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Comcast Phone of Illinois, LLC                                               DE
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Comcast Phone of Maryland, Inc.                                              CO
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Comcast Phone of Massachusetts, Inc.                                         DE
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Comcast Phone of Michigan, LLC                                               DE
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Comcast Phone of Minnesota, Inc.                                             MN
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Comcast Phone of New Hampshire, LLC                                          DE
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Comcast Phone of Northern Virginia, Inc.                                     VA
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Comcast Phone of Ohio, LLC                                                   DE
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Comcast Phone of Oregon, LLC                                                 DE
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                                 Page 11 of 22

Comcast Phone of Pennsylvania, LLC                                           DE
---------------------------------------------------------------------------------------------------
Comcast Phone of Texas, LLC                                                  DE
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Comcast Phone of Utah, LLC                                                   DE
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Comcast Phone of Virginia, Inc.                                              VA
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Comcast Phone of Washington, LLC                                             DE
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Comcast Phone of West Virginia, LLC                                          DE
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Comcast Phone, LLC                                                           DE
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Comcast Primestar Holdings, Inc.                                             DE
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Comcast Programming Development, Inc.                                        DE
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Comcast Programming Holdings, Inc.                                           DE
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Comcast Programming Ventures II, Inc.                                        DE
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Comcast Programming Ventures III, Inc.                                       DE
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Comcast Programming Ventures IV, Inc.                                        DE
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Comcast Programming Ventures V, Inc.                                         DE
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Comcast Programming Ventures, Inc.                                           DE
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Comcast PSM Holdings, Inc.                                                   PA
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Comcast Publishing Holdings Corporation                                      PA
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Comcast QIH, Inc.                                                            DE
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Comcast QVC Holdings III, Inc.                                               DE
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Comcast QVC Holdings IV, Inc.                                                DE
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Comcast QVC Holdings V, Inc.                                                 DE
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Comcast QVC Holdings VI, Inc.                                                DE
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Comcast QVC, Inc.                                                            DE
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Comcast Rapid, LLC                                                           DE
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Comcast Real Estate Holdings of Alabama, Inc.                                AL
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Comcast SC Investment, Inc.                                                  DE
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Comcast SCH Delaware Holdings, Inc.                                          DE
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Comcast SCH Holdings, LLC                                                    DE
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Comcast Shared Services Corporation                                          DE
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Comcast Soccer, LLC                                                          DE
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Comcast Sound Corporation                                                    IN
---------------------------------------------------------------------------------------------------
Comcast Spectacor, L.P.                                                      PA
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Comcast Sports Holding Company, Inc.                                         DE
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Comcast SportsNet Chicago Holdings, Inc.                                     DE
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Comcast SportsNet Chicago, LLC                                               DE
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Comcast Spotlight, Inc.                                                      DE
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Comcast TCP Holdings, Inc.                                                   DE
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Comcast TCP Holdings, LLC                                                    DE
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Comcast Technology, Inc.                                                     DE
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Comcast Telephony Communications of California, Inc.                         CA
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Comcast Telephony Communications of Connecticut, Inc.                        CT
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Comcast Telephony Communications of Delaware, Inc.                           DE
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Comcast Telephony Communications of Georgia, Inc.                            GA
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Comcast Telephony Communications of Indiana, Inc.                            IN
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Comcast Telephony Communications of Maryland, Inc.                           MD
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Comcast Telephony Communications of Pennsylvania, Inc.                       PA
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Comcast Telephony Communications of South Carolina, Inc.                     SC
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Comcast Telephony Communications, LLC                                        DE
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Comcast Telephony Services Holdings, Inc.                                    DE
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Comcast Telephony Services II, Inc.                                          DE
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Comcast Venezuela PCS, Inc.                                                  DE
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Comcast VF Holdings, Inc.                                                    DE
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Comcast Visible World Holdings, Inc.                                         DE
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Comcast WCS Holdings, Inc.                                                   DE
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Comcast WCS ME02, Inc.                                                       DE
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Comcast WCS ME04, Inc.                                                       DE
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                                 Page 12 of 22

Comcast WCS ME05, Inc.                                                       DE
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Comcast WCS ME16, Inc.                                                       DE
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Comcast WCS ME19, Inc.                                                       DE
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Comcast WCS ME19B, Inc.                                                      DE
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Comcast WCS ME22, Inc.                                                       DE
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Comcast WCS ME26, Inc.                                                       DE
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Comcast WCS ME28, Inc.                                                       DE
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Comcast WCS Merger Holdings, Inc.                                            DE
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Comcast WCS MergerCo, Inc.                                                   DE
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Comcast Wink, Inc.                                                           DE
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Comcast/Time Warner Charleston Cable Advertising, LLC                        DE
---------------------------------------------------------------------------------------------------
Comcast/Time Warner Detroit Cable Advertising, LLC                           DE
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Comcast/Time Warner Ft. Myers-Naples Cable Advertising, LLC                  DE
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Comcast/Time Warner Jacksonville Cable Advertising, LLC                      DE
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Comcast/TWC Canyon Country Cable Advertising, LLC                            DE
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Comcast-Spectacor Foundation                                                 PA
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ComCon Entertainment Holdings, Inc.                                          DE
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ComCon Production Services I, Inc.                                           CA
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Command Cable of Eastern Illinois Limited Partnership                        NJ
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Commerce Technologies, Inc.                                                  NY
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Commercial Funding, Inc.                                                     NY
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Communication Investment Corporation                                         VA
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Community Realty, Inc.                                                       NV
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Community Telecable of Seattle, Inc.                                         WA
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Connecticut Cable Advertising L.P.                                           DE
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Consumer Entertainment Services, Inc.                                        WY
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Continental Australia Programming, Inc.                                      MA
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Continental Cablevision Asia Pacific, Inc.                                   MA
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Continental Programming Australia Limited Partnership                        NEW SOUTH WALES
---------------------------------------------------------------------------------------------------
Continental Satellite Company of Florida, Inc.                               FL
---------------------------------------------------------------------------------------------------
Continental Satellite Company of New England, Inc.                           NH
---------------------------------------------------------------------------------------------------
Continental Satellite Company, Inc.                                          MA
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Continental Telecommunications Corp. of Virginia                             VA
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Continental Teleport Partners, Inc.                                          MA
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Copley/Colony, Inc.                                                          DE
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Corsair Pictures, Inc.                                                       DE
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CSLP Ballpark Services, LLC                                                  DE
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CSLP Baysox Club, LLC                                                        MD
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CSLP Keys Club, LLC                                                          MD
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CSLP London, LLC                                                             DE
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CSLP Shorebirds Club, LLC                                                    MD
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CSLP Soccer, LLC                                                             PA
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CVC Keep Well LLC                                                            DE
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DHC Ventures, LLC                                                            DE
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Digital Cable Radio Associates, L.P.                                         DE
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DigiVentures, LLC                                                            DE
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Direct Broadcast Satellite Services, Inc.                                    DE
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District Cablevision, Inc.                                                   DC
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E Entertainment Television Scandanavia AB                                    Sweden
---------------------------------------------------------------------------------------------------
E Entertainment UK Limited                                                   UK
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E Online Scandinavia AB                                                      Sweden
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E! Distribution, LLC                                                         DE
---------------------------------------------------------------------------------------------------
E! Entertainment Europe BV                                                   Netherland Antilles
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E! Entertainment Television International Holdings, Inc.                     DE
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E! Entertainment Television Latin America Partners                           NY
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                                 Page 13 of 22

E! Entertainment Television, Inc.                                            DE
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E! Networks Productions, Inc.                                                DE
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E! Networks Sales & Distribution, Inc.                                       DE
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E! Online, Inc.                                                              DE
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East Rutherford Realty, Inc.                                                 NJ
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Eastecnica V - Comunicacoes Globais, S.A.                                    Portugal
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Eastex Microwave, Inc.                                                       TX
---------------------------------------------------------------------------------------------------
ECP Holdings, Inc.                                                           OK
---------------------------------------------------------------------------------------------------
Elbert County Cable Partners, L. P.                                          CO
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Empire Sports Network, L.P.                                                  DE
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Equity Resources Venture                                                     CO
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Exclamation Music, Inc.                                                      CA
---------------------------------------------------------------------------------------------------
Exclamation Productions, Inc.                                                CA
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FAB Communications, Inc.                                                     OK
---------------------------------------------------------------------------------------------------
First Midland Limited Partnership                                            DE
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First Television Corporation                                                 DE
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Florida's News Channel, L.C.                                                 FL
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Flyers Skate Zone, L.P.                                                      PA
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For Games Music, LLC                                                         DE
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Four Flags Cable TV                                                          MI
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Four Flags Cablevision                                                       MI
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FPS Rink, Inc.                                                               PA
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FPS Rink, L.P.                                                               PA
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Front Row Marketing Services, L.P.                                           PA
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G4 Media, LLC                                                                DE
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Garden State Telecommunications LLC                                          DE
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Gateway/Jones Communications, Ltd.                                           CO
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Gill Bay Interconnect, Inc.                                                  CA
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Global London, Inc.                                                          Ontario
---------------------------------------------------------------------------------------------------
Global London, L.P.                                                          Ontario
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Global Spectrum, Inc.                                                        PA
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Global Spectrum, L.P.                                                        DE
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GlobalCom Holding Company, Inc.                                              DE
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Greater Birmingham Interconnect                                              AL
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Greater Boston Cable Advertising                                             MA
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GSI Commerce, Inc.                                                           DE
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Guide Investments, Inc.                                                      CO
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Harbor Center Joint Venture, LLC                                             VA
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Harbor Communications Joint Venture                                          WA
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Harris County Cable TV, Inc.                                                 VA
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Hawkeye Communications of Clinton, Inc.                                      IA
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Headend In The Sky, Inc.                                                     CO
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Heritage Cablevision of Massachusetts, Inc.                                  MA
---------------------------------------------------------------------------------------------------
Heritage Cablevision of South East Massachusetts, Inc.                       MA
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Home Sports Network, Inc.                                                    CO
---------------------------------------------------------------------------------------------------
Home Team Sports Limited Partnership                                         DE
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I.C.E. Limited Bermuda
---------------------------------------------------------------------------------------------------
Imergent, Inc.
---------------------------------------------------------------------------------------------------
In Demand, L.L.C.                                                            DE
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Insight Capital, Inc.                                                        DE
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Insight Communications Midwest, LLC                                          DE
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Insight Communications of Central Ohio, LLC                                  UNK
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Insight Communications of Kentucky, L.P.                                     DE
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Insight Holdings of Ohio, LLC                                                DE
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Insight Kentucky Capital, LLC                                                DE
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Insight Kentucky Partners I, L.P.                                            DE
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                                 Page 14 of 22

Insight Kentucky Partners II, L.P.                                           DE
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Insight Midwest Holdings, LLC                                                DE
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Insight Midwest, L.P.                                                        DE
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Interactive Technology Acquisitions, Inc.                                    DE
---------------------------------------------------------------------------------------------------
Interactive Technology Holdings, LLC                                         DE
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Interactive Technology Services, Inc.                                        PA
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Interconnect of the Twin Cities, LLC                                         DE
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Intermedia Cable Investors, LLC                                              CA
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International Telemeter Corporation                                          NV
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Internet Capital Group, Inc.                                                 DE
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Internet Pictures Corporation (IPIX)                                         TN
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Intertainer, Inc.                                                            DE
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Into Networks, Inc.                                                          DE
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Iowa Venture Capital Fund Limited Partnership
---------------------------------------------------------------------------------------------------
IR-TCI Partners V, L.P.                                                      CO
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IT-NET - Internacional de Telecomunicacoes de Portugal, S.A.                 Portugal
---------------------------------------------------------------------------------------------------
iVillage, Inc.                                                               DE
---------------------------------------------------------------------------------------------------
Janco Capital, LP                                                            DE
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J-Net, Inc.                                                                  DE
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Jones Cable Corporation                                                      CO
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Jones Cable Holdings, Inc.                                                   CO
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Jones Communications, Inc.                                                   CO
---------------------------------------------------------------------------------------------------
Jones Entertainment Group, Ltd.                                              CO
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Jones Intercable Funds, Inc.                                                 CO
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Jones Media Networks, Ltd.                                                   CO
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Jones Panorama Properties, LLC                                               DE
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Jones Programming Services, Inc.                                             CO
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Jones Spacelink Cable Corporation                                            CO
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Jones Telecommunications of California, LLC                                  CO
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Kansas City Cable Partners                                                   CO
---------------------------------------------------------------------------------------------------
King Videocable Company - Twin Falls                                         ID
---------------------------------------------------------------------------------------------------
Knox Cable T.V., Inc.                                                        TN
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KPCB Java Fund, L.P.
---------------------------------------------------------------------------------------------------
KTMA-TV, Inc.                                                                TX
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LCNI II, Inc.                                                                DE
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Lenfest Atlantic Communications, Inc.                                        DE
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Lenfest Australia Group Pty Ltd.                                             Australia
---------------------------------------------------------------------------------------------------
Lenfest Australia Investment Pty Ltd.                                        Australia
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Lenfest Australia, Inc.                                                      DE
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Lenfest Clearview, Inc.                                                      DE
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Lenfest Delaware Properties, Inc.                                            DE
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Lenfest International Holdings, Inc.                                         DE
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Lenfest International, Inc.                                                  DE
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Lenfest Investments, Inc.                                                    DE
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Lenfest Jersey, Inc.                                                         DE
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Lenfest MCN, Inc.                                                            DE
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Lenfest Oaks, Inc.                                                           PA
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Lenfest Raystay Holdings, Inc.                                               DE
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Lenfest Telephony, Inc.                                                      DE
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Lenfest Videopole Holdings, Inc.                                             DE
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Lenfest West, LLC                                                            DE
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Lenfest York, Inc.                                                           DE
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Liberate Technologies                                                        DE
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Liberty City Funding Corporation                                             FL
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Liberty Media Corporation                                                    DE
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Liberty Satellite & Technology, Inc.
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                                 Page 15 of 22

Liberty Ventures Group LLC                                                   DE
---------------------------------------------------------------------------------------------------
Liquid Audio, Inc.                                                           DE
---------------------------------------------------------------------------------------------------
LiquidGolf.com, Inc.                                                         DE
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Lodgian, Inc.
---------------------------------------------------------------------------------------------------
London Civic Centre Corporation                                              Ontario
---------------------------------------------------------------------------------------------------
London Civic Centre Limited Partnership                                      Ontario
---------------------------------------------------------------------------------------------------
Lonetree Capital Partners, L.P.                                              DE
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L-TCI Associates                                                             DE
---------------------------------------------------------------------------------------------------
LVO Cable Properties, Inc.                                                   OK
---------------------------------------------------------------------------------------------------
M H Lightnet Inc.                                                            DE
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Magma, Inc.                                                                  TX
---------------------------------------------------------------------------------------------------
MarketLink Indianapolis Cable Advertising, LLC                               DE
---------------------------------------------------------------------------------------------------
MCNS Holdings, L.P.                                                          DE
---------------------------------------------------------------------------------------------------
MCOM Wireless S.A.                                                           Brazil
---------------------------------------------------------------------------------------------------
MComcast S.A.                                                                Brazil
---------------------------------------------------------------------------------------------------
Media Interactive Services, Inc.
---------------------------------------------------------------------------------------------------
Media Technology Equity Partners, L.P.                                       CA
---------------------------------------------------------------------------------------------------
Media Ventures, L.P.                                                         DE
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MediaOne Brasil Comercio e Participacoes Ltda.                               Brazil
---------------------------------------------------------------------------------------------------
Mediascape Communications AG                                                 Germany
---------------------------------------------------------------------------------------------------
MetaTV, Inc.                                                                 DE
---------------------------------------------------------------------------------------------------
Micro-Relay, Inc.                                                            MD
---------------------------------------------------------------------------------------------------
Microsoft Corporation                                                        WA
---------------------------------------------------------------------------------------------------
MicroUnity Systems Engineering, Inc.                                         CA
---------------------------------------------------------------------------------------------------
Midcontinent Communications                                                  SD
---------------------------------------------------------------------------------------------------
Mile Hi Cable Partners, L.P.                                                 CO
---------------------------------------------------------------------------------------------------
Millenium Digital Media Programming Ventures, L.L.C.                         DE
---------------------------------------------------------------------------------------------------
Mobile Enterprises, Inc.                                                     DE
---------------------------------------------------------------------------------------------------
MOC Holdco I, LLC                                                            DE
---------------------------------------------------------------------------------------------------
MOC Holdco II, Inc.                                                          DE
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Mountain Cable Network, Inc.                                                 NV
---------------------------------------------------------------------------------------------------
Mountain States General Partner, LLC                                         CO
---------------------------------------------------------------------------------------------------
Mountain States Limited Partner, LLC                                         CO
---------------------------------------------------------------------------------------------------
Mt. Clemens Cable TV Investors, Inc. MI
---------------------------------------------------------------------------------------------------
MTCB S.A.                                                                    Brazil
---------------------------------------------------------------------------------------------------
Music Choice                                                                 PA
---------------------------------------------------------------------------------------------------
Muzak LLC                                                                    DE
---------------------------------------------------------------------------------------------------
Narus, Inc.                                                                  DE
---------------------------------------------------------------------------------------------------
National Cable Communications LLC                                            DE
---------------------------------------------------------------------------------------------------
National Digital Television Center, Inc.                                     CO
---------------------------------------------------------------------------------------------------
NBD Development, LLC                                                         DE
---------------------------------------------------------------------------------------------------
NBDL Enterprises, LLC                                                        NJ
---------------------------------------------------------------------------------------------------
NBDL Holdings, LLC                                                           DE
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NBDL, Inc.                                                                   DE
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NCI Corporation                                                              CA
---------------------------------------------------------------------------------------------------
NDTC Technology, Inc.                                                        CO
---------------------------------------------------------------------------------------------------
Net Value Holdings, Inc.                                                     Unknown
---------------------------------------------------------------------------------------------------
New England Cable News
---------------------------------------------------------------------------------------------------
New England Microwave, Inc.                                                  CT
---------------------------------------------------------------------------------------------------
New Hope Cable TV, Inc.                                                      PA
---------------------------------------------------------------------------------------------------
NGNA, LLC                                                                    DE
---------------------------------------------------------------------------------------------------
NHL Enterprises Canada, L.P.                                                 Ontario
---------------------------------------------------------------------------------------------------
NHL Enterprises, Inc.                                                        DE
---------------------------------------------------------------------------------------------------
NHL Enterprises, L.P.                                                        DE
---------------------------------------------------------------------------------------------------
Northwest Illinois Cable Corporation                                         DE
---------------------------------------------------------------------------------------------------
Northwest Illinois TV Cable Co.                                              DE
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                                 Page 16 of 22

Nroca Holdings, Inc.                                                         DE
---------------------------------------------------------------------------------------------------
Nucable Resources Corporation                                                DE
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Nuera Communications, Inc.                                                   DE
---------------------------------------------------------------------------------------------------
Ottumwa Cablevision, Inc.                                                    IA
---------------------------------------------------------------------------------------------------
Outdoor Life Network, L.L.C.                                                 DE
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Ovations Fanfare, L.P.                                                       PA
---------------------------------------------------------------------------------------------------
Ovations Food Services, Inc.                                                 PA
---------------------------------------------------------------------------------------------------
Ovations Food Services, L.P.                                                 PA
---------------------------------------------------------------------------------------------------
Overseas Operations, Inc.                                                    CO
---------------------------------------------------------------------------------------------------
Owner Trusts UT 1-3, 7-12, 15-27, 29, 33, 34                                 DE
---------------------------------------------------------------------------------------------------
Owner Trusts UT 28                                                           DE
---------------------------------------------------------------------------------------------------
Pacific Northwest Interconnect                                               NY
---------------------------------------------------------------------------------------------------
Parnassos Communications, L.P.                                               DE
---------------------------------------------------------------------------------------------------
Parnassos Holdings, LLC                                                      DE
---------------------------------------------------------------------------------------------------
Parnassos, L.P.                                                              DE
---------------------------------------------------------------------------------------------------
Patron Solutions L.P.                                                        PA
---------------------------------------------------------------------------------------------------
Patron Solutions, LLC                                                        PA
---------------------------------------------------------------------------------------------------
Pattison Development, Inc.                                                   PA
---------------------------------------------------------------------------------------------------
Pattison Realty, Inc.                                                        PA
---------------------------------------------------------------------------------------------------
Philadelphia 76ers, Inc.                                                     DE
---------------------------------------------------------------------------------------------------
Philadelphia 76ers, L.P.                                                     DE
---------------------------------------------------------------------------------------------------
Philadelphia Flyers Enterprises Co.                                          Nova Scotia
---------------------------------------------------------------------------------------------------
Philadelphia Flyers, L.P.                                                    DE
---------------------------------------------------------------------------------------------------
Philadelphia Flyers, LLC                                                     DE
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Philadelphia Phantoms, Inc.                                                  PA
---------------------------------------------------------------------------------------------------
Philadelphia Phantoms, L.P.                                                  PA
---------------------------------------------------------------------------------------------------
Philadelphia Sports Media, Inc.                                              PA
---------------------------------------------------------------------------------------------------
Philadelphia Sports Media, L.P.                                              PA
---------------------------------------------------------------------------------------------------
Phoenixstar, Inc.                                                            DE
---------------------------------------------------------------------------------------------------
Pittsburgh Cable News Channel LLC                                            DE
---------------------------------------------------------------------------------------------------
Preview Magazine Corporation                                                 NY
---------------------------------------------------------------------------------------------------
Prime Telecom Potomac, LLC                                                   DE
---------------------------------------------------------------------------------------------------
QCOM TV Partners                                                             PA
---------------------------------------------------------------------------------------------------
QCOM TV, Inc.                                                                NC
---------------------------------------------------------------------------------------------------
Quokka Sports, Inc.                                                          DE
---------------------------------------------------------------------------------------------------
Rainbow Media Holdings, Inc.                                                 DE
---------------------------------------------------------------------------------------------------
Raystay Co.                                                                  PA
---------------------------------------------------------------------------------------------------
RespondTV, Inc.                                                              CA
---------------------------------------------------------------------------------------------------
Sandler Capital Partners IV                                                  DE
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Sandler Mezzanine Partners, L.P.                                             DE
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Satellite Services of Puerto Rico, Inc.                                      DE
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Satellite Services, Inc.                                                     DE
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Saturn Cable TV, Inc.                                                        CO
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SBC Cable Co.                                                                IL
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SCC Programs, Inc.                                                           IL
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SCI 34, Inc.                                                                 DE
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SCI 36, Inc.                                                                 DE
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SCI 37, Inc.                                                                 DE
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SCI 38, Inc.                                                                 DE
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SCI 39, Inc.                                                                 DE
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SCI 48, Inc.                                                                 DE
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SCI 55, Inc.                                                                 DE
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Selkirk Communications (Delaware) Corporation                                DE
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Selkirk Systems, Inc.                                                        FL
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Shorebirds, L.P.                                                             MD
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SIFD One, Ltd.                                                               DE
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                                 Page 17 of 22
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SIFD Three, Ltd.                                                             DE
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SIFD Two, Ltd.                                                               DE
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SKC Hangar Partners                                                          PA
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Skyview TV, Inc.                                                             MT
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South Florida Cable Advertising                                              FL
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Southwest Telecable, Inc.                                                    TX
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Southwest Washington Cable, Inc.                                             WA
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Spectacor Adjoining Real Estate New Arena, L.P.                              DE
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Spectrum Arena Limited Partnership                                           PA
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Sports.Com Limited                                                           UK
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Sportschannel New England Limited Partnership
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Sportsline.Com Inc.                                                          DE
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Sprint PCS Group                                                             KS
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SSI 2, Inc.                                                                  NV
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St. Louis Tele-Communications, Inc. MO
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Stadium Complex Parking Venture                                              PA
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Stage II, L.P.                                                               PA
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Storer Administration, Inc.                                                  DE
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Storer Cable TV of Radnor, Inc.                                              PA
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Storer Disbursments, Inc.                                                    FL
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Sural LLC                                                                    DE
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Susquehanna Cable Co.                                                        PA
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Taurus Properties, LLC                                                       CO
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TCI Adelphia Holdings, LLC                                                   DE
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TCI Atlantic, LLC                                                            CO
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TCI Bay Interconnect, Inc.                                                   CA
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TCI Bay, Inc.                                                                DE
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TCI Cable Adnet, Inc.                                                        CO
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TCI Cable Investments, LLC                                                   DE
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TCI Cablevision Associates Inc.                                              DE
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TCI Cablevision of Alabama, Inc.                                             AL
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TCI Cablevision of Baker/Zachary, Inc.                                       DE
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TCI Cablevision of California Century Holdings, LLC                          CO
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TCI Cablevision of Kentucky, Inc.                                            KY
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TCI Cablevision of Massachusetts, Inc.                                       MA
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TCI Cablevision of Michigan, Inc.                                            MI
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TCI Cablevision of Minnesota, Inc.                                           MN
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TCI Cablevision of Nebraska, Inc.                                            NE
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TCI Cablevision of Nevada, Inc.                                              NV
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TCI Cablevision of New Hampshire, Inc.                                       NH
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TCI Cablevision of North Central Kentucky, Inc.                              KY
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TCI Cablevision of Sierra Vista, Inc.                                        CO
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TCI Cablevision of South Dakota, Inc.                                        SD
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TCI Cablevision of St. Bernard, Inc.                                         LA
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TCI Cablevision of Vermont, Inc.                                             DE
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TCI California Holdings, LLC                                                 CO
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TCI Capital Corp.                                                            WY
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TCI Central, Inc.                                                            DE
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TCI Command II, LLC                                                          CO
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TCI Command, Inc.                                                            CO
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TCI Communications Financing I                                               DE
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TCI Communications Financing II                                              DE
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TCI Communications Financing III                                             DE
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TCI Communications Financing IV                                              DE
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TCI CSC II, Inc.                                                             NY
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TCI CSC III, Inc.                                                            CO
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                                 Page 18 of 22
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TCI CSC IV, Inc.                                                             CO
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TCI CSC IX, Inc.                                                             CO
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TCI CSC V, Inc.                                                              CO
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TCI CSC VI, Inc.                                                             CO
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TCI CSC VII, Inc.                                                            CO
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TCI CSC VIII, Inc.                                                           CO
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TCI CSC X, Inc.                                                              CO
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TCI CSC XI, Inc.                                                             CO
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TCI Development, LLC                                                         DE
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TCI Evangola, Inc.                                                           WY
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TCI Falcon Holdings, LLC                                                     DE
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TCI FCLP Alabama, LLC                                                        DE
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TCI FCLP California, LLC                                                     DE
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TCI FCLP Missouri, LLC                                                       DE
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TCI FCLP Northern California, LLC                                            DE
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TCI FCLP Northwest, LLC                                                      DE
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TCI FCLP Oregon, LLC                                                         DE
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TCI FCLP Redding, LLC                                                        DE
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TCI FCLP Washington, Inc.                                                    WA
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TCI FCLP Wenatchee, LLC                                                      DE
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TCI Fleet Services, Inc.                                                     CO
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TCI Gilbert Uplink, Inc.                                                     CO
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TCI Great Lakes, Inc.                                                        DE
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TCI Hits At Home, Inc.                                                       CO
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TCI Holdings, Inc.                                                           DE
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TCI Holdings, LLC                                                            DE
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TCI ICM III, Inc.                                                            DE
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TCI ICM VI, Inc.                                                             DE
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TCI IL-Holdings II, LLC                                                      CO
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TCI IL-Holdings, Inc.                                                        CO
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TCI Internet Holdings, Inc.                                                  CO
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TCI Internet Services, LLC                                                   DE
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TCI IP-VI, LLC                                                               DE
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TCI IT Holdings, Inc.                                                        CO
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TCI Lake II, LLC                                                             CO
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TCI Lake, Inc.                                                               WY
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TCI Lenfest, Inc.                                                            CO
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TCI Magma Holdings, Inc.                                                     CO
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TCI Materials Management, Inc.                                               CO
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TCI Michigan, Inc.                                                           DE
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TCI Microwave, Inc.                                                          DE
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TCI Midcontinent, LLC                                                        DE
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TCI Music Holdings, Inc.                                                     CO
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TCI National Digital Television Center - Hong Kong, Inc.                     DE
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TCI New York Holdings, Inc.                                                  CO
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TCI News, Inc.                                                               CO
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TCI Northeast, Inc.                                                          DE
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TCI Northwest, Inc.                                                          CO
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TCI of Arkansas, Inc.                                                        AR
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TCI of Bloomington/Normal, Inc.                                              VA
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TCI of Columbus, Inc.                                                        GA
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TCI of Connecticut, Inc.                                                     CT
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TCI of Council Bluffs, Inc.                                                  IA
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TCI of D.C., Inc.                                                            DC
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TCI of Decatur, Inc.                                                         AL
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TCI of Greenwich, Inc.                                                       CO
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                                 Page 19 of 22
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TCI of Houston, Inc.                                                         CO
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TCI of Indiana Holdings, LLC                                                 CO
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TCI of Indiana Insgt Holdings, LLC                                           CO
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TCI of Iowa, Inc.                                                            IA
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TCI of Kokomo, Inc.                                                          CO
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TCI of Lee County, Inc.                                                      AL
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TCI of Lexington, Inc.                                                       KY
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TCI of Maine, Inc.                                                           ME
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TCI of Mississippi, Inc.                                                     MS
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TCI of Missouri, Inc.                                                        MO
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TCI of New Jersey, Inc.                                                      NV
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TCI of North Central Kentucky, Inc.                                          KY
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TCI of North Dakota, Inc.                                                    ND
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TCI of Overland Park, Inc.                                                   KS
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TCI of Paterson, Inc.                                                        NV
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TCI of Racine, Inc.                                                          WI
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TCI of Radcliff, Inc.                                                        KY
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TCI of Rhode Island, Inc.                                                    RI
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TCI of Roanoke Rapids, Inc.                                                  VA
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TCI of Selma, Inc.                                                           AL
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TCI of South Dakota, Inc.                                                    CO
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TCI of Southern Minnesota, Inc.                                              DE
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TCI of Springfield, Inc.                                                     MO
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TCI of Tennessee, Inc.                                                       TN
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TCI of Watertown, Inc.                                                       IA
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TCI Ohio Holdings, Inc.                                                      CO
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TCI Pacific Communications, Inc.                                             DE
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TCI Pacific Microwave, Inc.                                                  CO
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TCI Payroll, Inc.                                                            CO
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TCI Pennsylvania Holdings, Inc.                                              CO
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TCI Programming Holding Company III                                          DE
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TCI Realty, LLC                                                              DE
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TCI Shell One - De, Inc.                                                     DE
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TCI South Carolina IP-I, LLC                                                 DE
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TCI Southeast Divisional Headquarters, Inc.                                  AL
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TCI Southeast, Inc.                                                          DE
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TCI Spartanburg IP-IV, LLC                                                   DE
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TCI Starz, Inc.                                                              CO
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TCI STS-MTVI, Inc.                                                           TX
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TCI Technology Management, LLC                                               DE
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TCI Telecom, Inc.                                                            DE
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TCI Texas Cable Holdings LLC                                                 CO
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TCI Texas Cable, Inc.                                                        CO
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TCI TKR Cable I, Inc.                                                        DE
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TCI TKR Cable II, Inc.                                                       DE
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TCI TKR of Alabama, Inc.                                                     DE
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TCI TKR of Dallas, Inc.                                                      DE
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TCI TKR of Georgia, Inc.                                                     DE
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TCI TKR of Houston, Inc.                                                     DE
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TCI TKR of Jefferson County, Inc.                                            KY
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TCI TKR of Metro Dade, LLC                                                   DE
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TCI TKR of Southeast Texas, Inc.                                             DE
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TCI TKR of Wyoming, Inc.                                                     WY
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TCI TKR, Inc.                                                                DE
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TCI TVC, Inc.                                                                CA
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TCI TW Texas JV Holdings II, Inc.                                            CO
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                                 Page 20 of 22

TCI TW Texas JV Holdings III, Inc.                                           CO
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TCI TW Texas JV Holdings IV, Inc.                                            CO
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TCI TW Texas JV Holdings V, Inc.                                             CO
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TCI USC, Inc.                                                                CO
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TCI VCI, Inc.                                                                CA
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TCI Ventures Five, Inc.                                                      CO
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TCI Washington Associates, L.P.                                              DE
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TCI West, Inc.                                                               DE
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TCI.net, Inc.                                                                DE
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TCI/CA Acquisition Sub LLC                                                   CO
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TCI/CI Merger Sub, LLC                                                       DE
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TCID Data Transport, Inc.                                                    CO
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TCID of Carson, Inc.                                                         CA
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TCID of Chicago, Inc.                                                        IL
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TCID of Florida, LLC                                                         FL
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TCID of Michigan, Inc.                                                       NV
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TCID of South Chicago, Inc.                                                  IL
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TCID Partners II, Inc.                                                       CO
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TCID Partners, Inc.                                                          CO
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TCID X*press, Inc.                                                           CO
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TCID-Commercial Music, Inc.                                                  CO
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Tele-Communications of Colorado, Inc.                                        CO
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Tele-Link Telecomunicacoes S.A.                                              Brazil
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Televents Group Joint Venture                                                CO
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Televents Group, Inc.                                                        NV
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Televents of Colorado, LLC                                                   CO
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Televents of Florida, LLC                                                    DE
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Televents of Powder River, LLC                                               DE
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Televents of Wyoming, LLC                                                    DE
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Televester, Inc.                                                             DE
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Tempo DBS, Inc.                                                              CO
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Tempo Development Corporation                                                OK
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Tempo Television, Inc.                                                       OK
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Texas Cable Partners, L.P.                                                   DE
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TGC, Inc.                                                                    DE
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TGW Telecomunicacoes S.A.                                                    Brazil
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The Cable Television Network of New Jersey, Inc.                             NJ
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The Comcast Foundation                                                       DE
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The Detroit Cable Interconnect L.P.                                          DE
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The Greater Washington Interconnect, LLC                                     DE
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The Hiline Network                                                           MT
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The Intercable Group, Ltd.                                                   CO
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The Knot, Inc.                                                               DE
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The New York Interconnect L.L.C.                                             DE
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Thegolfchannel.com, inc.                                                     FL
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THOG Productions, LLC                                                        DE
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Time Warner Cable Inc.                                                       DE
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Time Warner Entertainment Company, L.P.                                      DE
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Time Warner Inc.                                                             DE
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Trans-Muskingum, Incorporated                                                WV
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Tribune Company Cable of Michigan, Inc.                                      DE
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Tribune-United Cable of Oakland County                                       MI
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TV Gateway, LLC                                                              DE
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TWE Holdings I Trust                                                         DE
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TWE Holdings II Trust                                                        DE
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Two Way TV (US), Inc.                                                        DE
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                                 Page 21 of 22
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U S West (India) Private Limited                                             INDIA
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UACC Midwest Insgt Holdings, LLC                                             CO
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UA-Columbia Alpine Tower, Inc.
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UA-Columbia Cablevision of Massachusetts, Inc.
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UA-Columbia Cablevision of New Jersey, Inc.
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UATC Merger Corp.                                                            DE
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UCTC LP Company                                                              DE
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UCTC of Los Angeles County, Inc.                                             DE
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United Artists Cable Holdings, Inc.                                          CO
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United Artists Holdings, Inc.                                                DE
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United Artists Holdings, LLC                                                 DE
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United Cable Investment of Baltimore, Inc.                                   MD
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United Cable Television Corporation of Michigan                              MI
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United Cable Television of Baldwin Park, Inc.                                CO
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United Cable Television of Illinois Valley, Inc.                             IL
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United Cable Television of Los Angeles, LLC                                  CA
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United Cable Television of Oakland County, Ltd.                              CO
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United Cable Television of Sarpy County, Inc.                                NE
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United Cable Television of Scottsdale, Inc.                                  AZ
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United Cable Television Services of Colorado, Inc.                           CO
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United of Oakland, Inc.                                                      DE
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US Cable of Coastal-Texas, L.P.                                              NJ
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US West Deutschland GmbH                                                     Germany
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USA Interactive, Inc.                                                        DE
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USWFS Borrower Trust                                                         DE
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USWFS Direct Trust Beazer                                                    DE
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USWFS Direct Trust Grand Trunk                                               DE
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USWFS Direct Trust United No. 13                                             DE
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USWFS Direct Trust United No. 14                                             DE
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USWFS Intermediary Trust                                                     DE
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UTI Purchase Company                                                         CO
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Valertex, Inc.                                                               TX
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Vehix, Inc.                                                                  UT
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Vodafone                                                                     UK
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Waltham Tele-Communications                                                  MA
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Waltham Tele-Communications, LLC                                             CO
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Watch What You Play Music, LLC                                               DE
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Western Community TV, Inc.                                                   MT
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Western NY Cablevision, L.P.                                                 DE
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Western Range Insurance Co.                                                  VT
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Western Satellite 2, Inc.                                                    CO
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Westmarc Cable Group, Inc.                                                   DE
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Westmarc Cable Holding, Inc.                                                 DE
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Westmarc Development II, Inc.                                                CO
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Westmarc Development III, LLC                                                CO
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Westmarc Development IV, LLC                                                 CO
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Westmarc Development, LLC                                                    CO
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Westmarc Realty, Inc.                                                        CO
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Westmoreland Financial Corporation                                           DE
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Wilmington Cellular Telephone Company LLC                                    DE
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Women's Professional Soccer, LLC                                             DE
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Worldgate Communications, Inc.                                               DE
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York Cable Television, Inc.                                                  DE
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